ESPERION®

VISION 2040

Executing Today While Building for Tomorrow

J.P. Morgan Healthcare Conference I January 2026

Sheldon Koenig, President and CEO

Forward-looking Statements & Disclosures

This investor presentation contains forward-looking statements that are made pursuant to the safe harbor provisions of the federal securities laws, including statements regarding marketing strategy and commercialization and business development plans, current and planned operational expenses, expected profitability, future operations, commercial products, clinical development, plans for potential future product candidates, financial condition and outlook, including expected cash runway and profitability, and other statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “suggest,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions. Any express or implied statements contained in this investor presentation that are not statements of historical fact may be deemed to be forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause Esperion’s actual results to differ significantly from those projected, including, without limitation, the net sales, profitability, and growth of Esperion’s commercial products, clinical activities and results, supply chain, commercial development and launch plans, business development, the outcomes and anticipated benefits of legal proceedings and settlements, and the risks detailed in Esperion’s filings with the Securities and Exchange Commission. Any forward-looking statements contained in this investor presentation speak only as of the date hereof, and Esperion disclaims any obligation or undertaking to update or revise any forward-looking statements contained in this investor presentation, other than to the extent required by law.

Multi-Year Proven Track Record of Execution

Consistent U.S. Commercial Execution

- Delivered strong year-over-year revenue and TRX growth
- Expanded the product label, significantly broadening the U.S. addressable patient population to more than 70 million patients
- Achieved broad national commercial and Medicare payer coverage
- Secured ANDA settlements highlighting potential longer term exclusivity runway

Global Partner Execution

- Japan: Successfully executed the commercial launch
- Canada: Secured regulatory approval for NEXLETOL
- Europe: Achieved inclusion in ESC/EAS guidelines as a Class I, Level A recommendation

Disciplined Financial Management

- Strengthened the capital structure
- Meaningfully reduced debt
- Positioned to support continued commercial expansion, pipeline advancement, and strategic BD in 2026 and beyond

Pipeline Execution

- Advanced the pipeline with selection of ESP-2001 selected as a lead preclinical candidate for PSC
- Progressed triple combination program
- Initiated early renal discovery programs

ESPERION

2025 | A Pivotal Year; the Strongest in Esperion's History

FY 2025 PRELIMINARY U.S. NET PRODUCT SALES

$156M – $160M

+35% to 38% Y/Y growth

TOTAL PRELIMINARY REVENUE

$400M – $408M

+20% to 23% Y/Y
+55% to 59% excluding one-time milestones

RETAIL PRESCRIPTION EQUIVALENTS Y/Y

+34%

PRELIMINARY YE 2025 CASH & CASH EQUIVALENTS

$168M

ESPERION

Year in Review

Highlights of 2025

U.S. Commercial Growth
PRELIMINARY U.S. NET PRODUCT SALES OF $156M to $160M

Market Exclusivity
FOUR ANDA SETTLEMENTS, INCLUDING DR.REDDY'S

Balance Sheet Progress
$55M OF DEBT REPAID

Pipeline Advancement
TRIPLE-COMBINATION PROGRAM, PSC (ESP-2001), RENAL DISEASE

Global Expansion
TWO NEW PARTNERSHIPS AND ONE LAUNCH

Partner Milestones
$91M IN TOTAL MILESTONES RECEIVED

ESPERION

FY 2026 Operating Expense Guidance

FY 2026 R&D Guidance	$40 – 50 M
FY 2026 SG&A Guidance	$170 – 195 M
FY 2026 OpEx Guidance[1]	$210 – 245 M

- Reflects continued investment in U.S. commercial execution
- Supports advancement of pipeline programs, including ESP-2001 and triple combination program
- Maintains focus on disciplined spend and return on investment

1. Includes ~$15 million of non-cash stock-based compensation expense